Exhibit 10.17

SIXTH MODIFICATION AGREEMENT

THIS SIXTH MODIFICATION AGREEMENT (the "Agreement") is made as of the 30th day of April, 2002, by and among E-LOAN, INC. (the "Borrower"), and GMAC Bank, a federal saving bank (the "Lender").

BACKGROUND

The Borrower and the Lender entered into a Warehouse Credit Agreement, dated as of November 1, 2001, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

The Advances are evidenced by the Borrower's Amended and Restated Note, dated as of December 17, 2001 (the "Note") in the stated principal amount of $70,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of November 1, 2001, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Lender granting the Lender a security interest in certain of the Borrower's assets.

The Borrower has requested that the Lender make certain modifications to the terms of the Warehouse Credit Agreement, and the Lender has agreed to such modification, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    Warehouse Credit Agreement. The Warehouse Credit Agreement is hereby amended as follows:

      Section 2.01(iv)(5) and (iv)(11) of the Warehouse Credit Agreement is amended to read in full as follows:

      "(5) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans shall not exceed $15,000,000 (the "Nonconforming Commitment"),"

      "and (11) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs shall not exceed $15,000,000."

      Section 10 is hereby added to the Warehouse Credit Agreement and shall read in full as follows:

    "10. Remedies

    10.01 Upon the occurrence of any Event of Default, whether or not specifically described in Section 9, the Commitment shall be terminated and all Obligations of the Borrower shall automatically become due and payable with all accrued and unpaid interest thereon, without presentment for payment, demand, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, maturity, or any other notices or requirements of any kind of Lender to the Borrower or any other Person liable thereon or with respect thereto, all of which are hereby expressly waived by the Borrower and the obligation of the Lender to make any Advances shall thereupon terminate.

    10.02 Upon the occurrence of any Event of Default, the Lender may also do any of the following:

    (a) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of Obligations of the Borrower in any manner permitted by law or provided for hereunder.

    (b) Notify all obligors in respect of the Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

    (c) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Borrower.

    (d) Require the Borrower to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

    (e) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

    (f) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

    (g) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Delaware or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine. If notice is required under such applicable law, the Lender will give the Borrower not less than ten (10) days' notice of any such public sale or of the date after which private sale may be held. The Borrower agrees that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

    (h) Proceed against the Borrower on the Note.

    (i) Proceed against the Guarantors or any one or more of them.

    10.03 The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrower hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree and none of the actions described herein shall render Lender's disposition of the Collateral in such a manner as commercially unreasonable.

    10.04 The Borrower specifically waives (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrower has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Borrower against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

    10.05 The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

    10.06 No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrower to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

    10.07 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

    First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

    Second, to the payment of any other amounts due (other than principal and interest) under the Note or this Agreement;

    Third, to the payment of interest accrued and unpaid on the Note;

    Fourth, to the payment of the outstanding principal balance of the Note; and

    Finally, to the payment to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

    If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations of the Borrower, the Borrower shall remain liable for any deficiency.

    10.08 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Borrower, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest and shall remain in full force and effect until the full and final payment and performance of all Obligations. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral, either in the name of the Borrower or in its own name, to endorse all Mortgage Loans payable to the order of the Borrower, to change or cause to be changed the book-entry registration or name of subscriber or Investor, or to receive, endorse and collect all checks made payable to the order of the Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Mortgage Loans and to give full discharge for the same.

    10.09 Right of Set-Off. If the Borrower shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other Obligations under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit of the account of the Borrower (excluding any monies held by the Borrower in trust for third parties) against and on account of the Obligations, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured; provided, however, that the Lender shall not be allowed to set-off against funds in accounts with respect to which (i) the Borrower is a trustee or an escrow agent in respect of bona fide third parties other than Affiliates, and (ii) such trust or escrow arrangement was so denominated at the time of the creation of such account. Lender shall notify the Borrower of any set-off after its exercising of its rights under the provisions of this Section."

    References to Credit Documents. Upon the effectiveness of this Agreement:

      Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Restated Note and the Warehouse Security Agreement to the Warehouse Credit Agreement, shall mean and be a reference to the Warehouse Credit Agreement as amended hereby;

      Each reference in the Warehouse Credit Agreement and the Warehouse Security Agreement to the Note shall mean and be a reference to the Restated Note; and

      Each reference in the Warehouse Credit Agreement and the Note to the Warehouse Security Agreement shall mean and be a reference to the Warehouse Security Agreement as amended hereby.

    Ratification of Documents.

      Except as specifically amended herein or amended and restated in the Restated Note, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

      The execution, delivery and effectiveness of this Agreement and the Restated Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

    Representations and Warranties. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

    Miscellaneous.

      This Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      This Agreement is intended to take effect as a document under seal.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

E-LOAN, INC.

By:____________________
President

GMAC Bank

By:____________________